This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

62-6-115
MIS06S


Scudder
GNMA
Fund

Semiannual Report
September 30, 1995

o A fund designed to provide high current income primarily from high quality U.S. government mortgage-backed GNMA securities.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER GNMA FUND
--------------------------------------------------------------------------------

CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

   9 Investment Portfolio

  11 Financial Statements

  14 Financial Highlights

  15 Notes to Financial Statements

  21 Officers and Trustees

  22 Investment Products and Services

  23 How to Contact Scudder


IN BRIEF

* Long-term interest rates remained on a downward path throughout the six-month fiscal period ended September 30, 1995. Scudder GNMA Fund generated a total return of 7.28% for the period, reflecting not only reinvested dividend distributions of $0.47 per share, but also a $0.54 rise in share price to $14.61 on September 30.

* The Fund emphasized lower-coupon Ginnie Mae securities that afford a steady stream of income and protection from mortgage prepayments.

LINE CHART TITLE:     Yield Ratio of 30-Year GNMAs vs. 10-Year Treasuries
TIME PERIOD:          3/88 - 9/95
CHART DATA:
               0           1.1522
               1           1.1222
               2           1.1166
               3           1.1396
               4           1.1623
               5           1.1950
               6           1.1914
               7           1.1786
               8           1.1570
               9           1.1558
              10           1.1248
              11           1.1432
              12           1.1217
              13           1.1186
              14           1.1178
              15           1.1005
              16           1.1201
              17           1.0971
              18           1.1461
              19           1.1356
              20           1.1475
              21           1.1361
              22           1.1487
              23           1.1568
              24           1.1744
              25           1.1451
              26           1.1327
              27           1.1381
              28           1.1440
              29           1.1998
              30           1.1861

CALLOUT TO CHART:

Ginnie Mae securities currently offer high yields compared with Treasuries and are priced below what we believe to be their intrinsic worth. As investors recognize the attractiveness of Ginnie Maes, we believe the yield differential between Treasuries and Ginnie Maes will narrow, providing the Fund with share price appreciation.

LETTER FROM THE FUND'S PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders,

         Declining interest rates in 1995 and strong bond market returns so far this year stand in vivid contrast to 1994's rising rates and disappointing performance. Bond investors who stayed the course were rewarded this year as inflation remained low, growth remained modest, and the likelihood of an economic slowdown in 1996 increased. Against this backdrop, bond prices rallied strongly and yields declined.

         The dramatic shift in bond market conditions underscores the value of a total return-oriented investment approach for income portfolios. Last year, higher interest rates raised Scudder GNMA Fund's income levels, helping to offset the Fund's decline in share price. In 1995, the Fund's strong year-to-date total return of 12.35% reflects significant price appreciation, which more than made up for the Fund's modest decline in yield.

         While economic growth accelerated in the third quarter of this year, we believe the ingredients that foster positive bond market performance -- slow economic growth, low inflation, and falling interest rates -- will prevail in the coming months, which should benefit Scudder GNMA Fund. Ginnie Mae investors now earn higher yields than those available from comparable Treasury securities without having to compromise credit quality. Meanwhile, the current balance between the supply of Ginnie Mae securities and the demand for them favors continued solid performance. Even better, there are reasons to believe that demand could rise -- among them recent signs of the long-awaited decline of the U.S. dollar versus the Japanese yen, which may attract investors from abroad to dollar-based investments. Highly creditworthy securities such as Ginnie Maes also should experience increased demand if economic growth slows as expected.

         In the months ahead, your Fund managers will continue to strive to balance the need for income with opportunities for price appreciation. As always, we welcome your comments, suggestions, and inquiries. Thank you for choosing Scudder GNMA Fund to help meet your investment needs.

                               Sincerely,

                               /s/Daniel Pierce
                               Daniel Pierce
                               President,
                               Scudder GNMA Fund

Scudder GNMA Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder GNMA Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,285    12.85%    12.85%
5 Year    $14,923    49.23%     8.34%
10 Year   $22,399   123.99%     8.40%

Lehman Brothers Mortgage GNMA Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,407    14.07%    14.07%
5 Year    $15,606    56.06%     9.30%
10 Year   $26,277   162.77%    10.14%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder GNMA Fund
Year            Amount
----------------------
85             $10,000
86             $11,321
87             $11,351
88             $12,713
89             $13,820
90             $15,010
91             $17,305
92             $19,319
93             $20,559
94             $19,849
95             $22,399

Lehman Brothers Mortgage GNMA Index
Year            Amount
----------------------
85             $10,000
86             $11,784
87             $12,013
88             $13,820
89             $15,384
90             $16,837
91             $19,635
92             $21,878
93             $23,320
94             $23,035
95             $26,277


The unmanaged Lehman Brothers Mortgage GNMA Index is a market value-weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.



-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------

                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
Net Asset Value...   $15.30  $14.10  $14.42  $14.35  $14.30  $15.19  $15.61  $15.30  $13.84  $14.61
Income Dividends..   $ 1.47  $ 1.27  $ 1.32  $ 1.26  $ 1.25  $ 1.22  $ 1.28  $ 1.27  $  .95  $  .95
Capital Gains
Distributions.....   $  .08  $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    -
Fund Total
Return (%)........    13.20     .30   12.00    8.70    8.61   15.29   11.63    6.42   -3.45   12.85
Index Total
Return (%)........    17.84    1.94   15.04   11.31    9.45   16.61   11.43    6.59   -1.22   14.07


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary as of September 30, 1995
--------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Government National
Mortgage Association     96%              As interest rates fell, we
Cash Equivalents, net     4%              increased investments in
                        ----              Ginnie Mae securities selling
                        100%              at attractive values.
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
GNMA Coupons
--------------------------------------------------------------------------
6.5%                     9%
7.0%                    25%
7.5%                    27%               The Fund emphasized lower-
8.0%                    20%               coupon bonds, adding new
8.5%                     7%               investments in bonds with
9.0%                     1%               coupons of 6.5%.
9.5%                     5%
10%                      4%
Greater than 10%         2%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year         5%                Increasing investments in
1 - 5 years             10%                slightly longer-maturity
5 - 10 years             6%                bonds helped the Fund take
Greater than 10 years   79%                advantage of rising bond
                       ----                prices.
                       100%
                       ====

Weighted average effective maturity: 10 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER GNMA FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

         The six months ended September 30, 1995, closed a rewarding fiscal period for Scudder GNMA Fund, as long-term interest rates remained on a downward slope. By the end of this year's first quarter, your Fund had more than regained ground lost from 1994's steady rise in rates. For the six months under review, Scudder GNMA Fund generated a total return of 7.28%, reflecting the reinvestment of $0.47 per share in income distributions paid during the period and an increase in share price to $14.61 on September 30 from $14.07 six months ago. By comparison, the 62 GNMA funds tracked by Lipper Analytical Services, Inc. returned an average of 7.15%, while the unmanaged Lehman Brothers Mortgage GNMA Index returned 7.64% for the period. The Fund's 30-day net annualized SEC yield at the end of September was 6.58% -- down slightly from its 7.00% yield six months earlier.

         These results illustrate the twin effects of declining interest rates on bonds: lower yields but substantially higher prices.

             Falling Interest Rates Yield Opportunity and Challenge

         Since long-term interest rates peaked in November 1994, bond investors have pushed up fixed-income prices and driven down yields, encouraged by reports indicating slowing economic growth and the continued absence of inflationary pressures. Because mortgage-backed securities are subject to prepayment risk -- the risk that issuers will prepay principal and refinance at more favorable rates -- they tend to lag other high-quality bonds that carry no risk of prepayment, such as U.S. Treasury securities, during periods of falling interest rates. On the other hand, favorable supply/demand dynamics are creating extraordinary opportunities for Ginnie Mae investors. Today the supply of new Ginnie Maes remains modest in comparison with other periods. At current interest rate levels, refinancing is unlikely to accelerate and significantly increase supply. And while this year's lower rates mean mortgages are more affordable, the economy's sluggish pace has hindered home sales, which also translates into lower supply. Since January, monthly fixed-rate new GNMA supply has ranged from $1.8 to $5.0 billion, barely a trickle when viewed in the context of a marketplace that tops $1 trillion. Meanwhile, investor demand for mortgage securities has remained steady and could well escalate, thanks to their high quality and attractive relative yields.

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

                 Emphasis on Total Return Produces Good Results

         We manage the Fund to provide competitive yields, but in keeping with our total-return-oriented approach we also strive for good price performance. During the past six months, our strategy has been essentially two-fold: first, to protect the Fund's income stream by focusing on bonds less likely to be prepaid; and second, to enhance the Fund's ability to capture price gains by maintaining a longer average portfolio maturity.

         To mitigate prepayment risk, we replaced some of the portfolio's higher-coupon securities -- that is, bonds paying higher stated rates of interest -- with lower-coupon bonds in the vicinity of 6.5% to 7.5%. These coupons are below those of bonds we believed to be most exposed to the possibility of prepayments. Despite their lower relative coupons, the bonds in the portfolio still produced income above most other high-quality fixed-income investments. In addition, lower-coupon bonds enjoyed better price performance, precisely because they were less susceptible to prepayments. Of course, we continue to vary the mix of coupons in the overall portfolio to maximize the Fund's income and total return.

         To participate more fully in this year's strong price rally, we continued to target a somewhat longer average effective maturity than that of the Lehman Brothers Mortgage GNMA Index -- 9.6 years versus 8.0 years. (The longer a bond's maturity, the more sensitive it is to changes in interest rates.) Moreover, we took steps to capitalize on the pattern of movement in interest rates, which have fluctuated more or less between 7% and 6.5% since May. For example, we extended maturities when rates were at the upper end of the range.

         In addition, we strategically invested in U.S. Treasury securities during the period. Treasuries added value to the Fund because, unlike Ginnie Maes, they are noncallable. However, by late July we had entirely eliminated the Fund's investments in Treasuries in favor of Ginnie Maes selling at bargain prices.

SCUDDER GNMA FUND
--------------------------------------------------------------------------------

                                     Outlook

         Not since 1989 have Ginnie Maes been so attractively valued. Although the potential for mortgage refinancings remains, we believe that Ginnie Maes -- at current prices -- already reflect the risk of prepayment. Meanwhile, our outlook for slow economic growth and low inflation calls for interest rates to head lower still, though not at the rapid clip of the past several months. In short, we believe we are in the enviable position of investing within a market characterized by fundamentally sound, high-quality securities selling at cheap prices, with potential for appreciation.

         We continue to monitor prepayment activity carefully, wary that homeowners today are far quicker to refinance, many having refinanced their mortgages multiple times. In the meantime, Ginnie Mae securities are currently providing a 20% premium in yield over Treasuries with comparable maturities, but less price fluctuation than corporate or other bonds. We think the Fund's current blend of Ginnie Mae securities affords shareholders attractive opportunities for price appreciation, a competitive stream of income, and ample protection from prepayments. Thank you for your continued interest in Scudder GNMA Fund.

                                      Sincerely,

                                      Your Portfolio Management Team

                                      /s/David H. Glen        /s/Mark Boyadjian
                                      David H. Glen           Mark Boyadjian

                       INVESTMENT PORTFOLIO as of September 30, 1995 (Unaudited)

         % of    Principal                                                               Market
     Net Assets  Amount ($)                                                             Value ($)
---------------------------------------------------------------------------------------------------
               ------------------------------------------------------------------------------------
         5.8%      REPURCHASE AGREEMENT
               ------------------------------------------------------------------------------------
                24,812,000  Repurchase Agreement with State Street Bank
                              and Trust Company dated 9/29/95 at 6.25%,
                              to be repurchased at $24,824,923 on 10/2/95,
                              collateralized by a $25,485,000 U.S. Treasury
                              Note, 4.375%, 8/15/96 (Cost $24,812,000)..........         24,812,000
                                                                                        -----------
               ------------------------------------------------------------------------------------
        96.1%      GOV'T NATIONAL MORTGAGE ASSOC. *
               ------------------------------------------------------------------------------------
                39,700,001  6.5% with various maturities to 8/15/24.............         38,310,501
               103,950,444  7% with various maturities to 4/15/25...............        102,781,002
               110,616,352  7.5% with various maturities to 11/15/24............        111,722,516
                81,371,153  8% with various maturities to 8/15/25...............         83,659,309
                26,234,448  8.5% with various maturities to 8/15/24.............         27,332,884
                 3,309,513  9% with various maturities to 7/15/17...............          3,514,522
                17,707,307  9.5% with various maturities to 10/15/21............         19,072,108
                16,529,407  10% with various maturities to 10/15/21.............         18,049,431
                   500,508  10.5% with various maturities to 8/20/19............            543,676
                 1,287,499  11.5% with various maturities to 2/15/16............          1,458,093
                 3,364,639  12% with various maturities to 2/20/16..............          3,766,979
                   284,363  12.5% with various maturities to 10/20/13...........            315,998
                   825,552  13% with various maturities to 10/15/15.............            932,354
                   217,028  13.5% with various maturities to 8/15/14............            244,834
                    28,049  15% with various maturities to 7/15/12..............             31,994
                                                                                       ------------
                            TOTAL GOVERNMENT NATIONAL
                              MORTGAGE ASSOCIATION (Cost $399,176,412)..........        411,736,201
                                                                                       ------------
---------------------------------------------------------------------------------------------------
                                                                         % of
                                                                      Net Assets
---------------------------------------------------------------------------------------------------
               TOTAL INVESTMENT PORTFOLIO (Cost $423,988,412) (a)....   101.9           436,548,201
               OTHER ASSETS AND LIABILITIES, NET.....................    (1.9)           (8,253,948)
                                                                        -----          ------------
               NET ASSETS............................................   100.0           428,294,253
                                                                        =====          ============

        The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
SCUDDER GNMA FUND
-------------------------------------------------------------------------------



        (a)  Cost for federal income tax purposes was $423,988,412. At
             September 30, 1995, net unrealized appreciation for all securities based on tax cost was $12,559,789. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,712,253 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $152,464.

          * The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.



        The accompanying notes are an integral part of the financial statements.

                                                        FINANCIAL STATEMENTS
------------------------------------------------------------------------------------

                        STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------

SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $423,988,412)
   (Note A).................................................            $436,548,201
Cash........................................................                   1,563
Receivables:
   Fund shares sold.........................................                 302,080
   Interest.................................................               2,599,860
                                                                        ------------
      Total assets..........................................             439,451,704

LIABILITIES
Payables:
   Investments purchased.................................... $9,666,875
   Fund shares redeemed.....................................    377,017
   Distributions............................................    671,472
   Accrued management fee (Note C)..........................    224,505
   Other accrued expenses (Note C)..........................    217,582
                                                              ---------
      Total liabilities.....................................              11,157,451
                                                                        ------------
Net assets, at market value.................................            $428,294,253
                                                                        ============
NET ASSETS
Net assets consist of:
   Unrealized appreciation on investments...................            $ 12,559,789
   Accumulated net realized loss............................             (39,169,977)
   Shares of beneficial interest............................                 293,115
   Additional paid-in capital...............................             454,611,326
                                                                        ------------
Net assets, at market value.................................            $428,294,253
                                                                        ============
NET ASSET VALUE, offering and redemption price per share
    ($428,294,253 /  29,311,477 outstanding shares of
     beneficial interest, $.01 par value, unlimited
     number of shares authorized)...........................                  $14.61
                                                                              ======

        The accompanying notes are an integral part of the financial statements.

SCUDDER GNMA FUND
-----------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------

SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-----------------------------------------------------------------------------------
INVESTMENT INCOME
Interest................................................                $16,172,836

Expenses:
Management fee (Note C).................................  $1,342,492
Services to shareholders (Note C).......................     488,793
Trustees' fees (Note C).................................      20,210
Custodian and accounting fees (Note C)..................     111,715
Reports to shareholders.................................      44,077
Legal...................................................       3,885
Auditing................................................      22,557
State registration......................................      25,610
Other...................................................       5,398      2,064,737
                                                          -------------------------
Net investment income...................................                 14,108,099
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENT TRANSACTIONS
Net realized gain from:
   Investments..........................................   2,649,587
   Futures..............................................     812,313      3,461,900
                                                          ----------
Net unrealized appreciation during the period on
   Investments..........................................                 12,920,583
                                                                        -----------
Net gain on investment transactions.....................                 16,382,483
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....                $30,490,582
                                                                        ===========

        The accompanying notes are an integral part of the financial statements.

                                                                FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------


                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                  SEPTEMBER 30,          YEAR ENDED
                                                      1995                MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                  (UNAUDITED)              1995
--------------------------------------------------------------------------------------
Operations:
Net investment income..........................   $ 14,108,099          $  30,707,579
Net realized gain (loss) from investment
    transactions...............................      3,461,900            (34,856,802)
Net unrealized appreciation on
    investments during the period..............     12,920,583             23,662,007
                                                  ------------          -------------
Net increase in net assets
    resulting from operations..................     30,490,582             19,512,784
                                                  ------------          -------------
Distributions to shareholders from:
Net investment income ($.47
    and $.92 per share, respectively)..........    (14,108,099)           (30,323,833)
                                                  ------------          -------------
Tax return of capital ($.01 per share).........             --               (383,746)
                                                  ------------          -------------
Fund share transactions:
Proceeds from shares sold......................     26,633,539             54,359,548
Net asset value of shares issued to share-
    holders in reinvestment of distributions...      9,963,048             21,482,210
Cost of shares redeemed........................    (53,651,666)          (179,639,479)
                                                  ------------          -------------
Net decrease in net assets from
    Fund share transactions....................    (17,055,079)          (103,797,721)
                                                  ------------          -------------
DECREASE IN NET ASSETS.........................       (672,596)          (114,992,516)
Net assets at beginning of period..............    428,966,849            543,959,365
                                                  ------------          -------------
NET ASSETS AT END OF PERIOD....................   $428,294,253          $ 428,966,849
                                                  ============          =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period......     30,493,920             37,951,648
                                                  ------------          -------------
Shares sold....................................      1,844,689              3,907,473
Shares issued to shareholders in
    reinvestment of distributions..............        688,118              1,540,397
Shares redeemed................................     (3,715,250)           (12,905,598)
                                                  ------------          -------------
Net decrease in Fund shares....................     (1,182,443)            (7,457,728)
                                                  ------------          -------------
Shares outstanding at end of period............     29,311,477             30,493,920
                                                  ============          =============

        The accompanying notes are an integral part of the financial statements.

SCUDDER GNMA FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                                                                                                                     FOR THE PERIOD
                         SIX MONTHS                                                                                   JULY 5, 1985
                           ENDED                                                                                    (COMMENCEMENT OF
                        SEPTEMBER 30,                                  YEARS ENDED MARCH 31,                          OPERATIONS) TO
                            1995        -------------------------------------------------------------------------------  MARCH 31,
                         (UNAUDITED)     1995     1994(d)    1993      1992      1991    1990    1989    1988      1987    1986
                        -------------   -------------------------------------------------------------------------------  ---------
Net asset value,
   beginning of
   period.................  $14.07      $14.33    $15.52    $15.07    $14.80    $14.22  $13.87  $14.61  $15.44    $15.41  $15.00
                            ------      ------    ------    ------    ------    ------  ------  ------  ------    ------  ------
Income from
   investment operations:
   Net investment
     income...............     .47         .93      1.12      1.29      1.24      1.23    1.26    1.28    1.30      1.34    1.12
   Net realized and
     unrealized gain
     (loss) on investment
     transactions.........     .54        (.26)    (1.19)      .45       .27       .58     .35    (.74)   (.83)      .11     .41
                            ------      ------    ------    ------    ------    ------  ------  ------  ------    ------  ------
Total from investment
   operations.............    1.01         .67      (.07)     1.74      1.51      1.81    1.61     .54     .47      1.45    1.53
                            ------      ------    ------    ------    ------    ------  ------  ------  ------    ------  ------
Less distributions from:
   Net investment
     income...............    (.47)       (.92)    (1.12)    (1.29)    (1.24)    (1.23)  (1.26)  (1.28)  (1.30)    (1.34)  (1.12)
   Net realized gains
     on investment
     transactions.........      --          --        --        --        --        --      --      --      --(a)   (.08)     --(a)
   Tax return of
     capital..............      --        (.01)       --        --        --        --      --      --      --        --      --
                            ------      ------    ------    ------    ------    ------  ------  ------  ------    ------  ------
Total distributions.......    (.47)       (.93)    (1.12)    (1.29)    (1.24)    (1.23)  (1.26)  (1.28)  (1.30)    (1.42)  (1.12)
                            ------      ------    ------    ------    ------    ------  ------  ------  ------    ------  ------
Net asset value, end
   of period..............  $14.61      $14.07    $14.33    $15.52    $15.07    $14.80  $14.22  $13.87  $14.61    $15.44  $15.41
                            ======      ======    ======    ======    ======    ======  ======  ======  ======    ======  ======
TOTAL RETURN (%)..........    7.28**      4.94      (.64)    11.91     10.48     13.26   11.86    3.81    3.47      9.81   10.56**
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
   period ($ millions)....     428         429       544       597       350       264     251     242     251       294     154
Ratio of operating
   expenses to average
   daily net assets (%)...     .96*        .95       .87       .93       .99      1.04    1.05    1.04    1.04      1.05    1.02*(b)
Ratio of net investment
   income to average
   daily net assets (%)...    6.55*       6.65      7.35      8.36      8.24      8.49    8.74    8.95    8.93      8.63   10.11*
Portfolio turnover rate
   (%)....................   112.0*      220.5(c)  272.1(c)   87.3(c)   87.1(c)   52.1    71.3   128.4    92.1      58.7   123.8*

* Annualized    **  Not annualized

(a)   Distributions from net realized gains were less than 3/10 of $.01 per share.
(b)   The Adviser did not impose a portion of its fee amounting to $.019 per share.
(c)   The significant increase in the portfolio turnover rate for the year ended March 31, 1994 is primarily attributable to prepayments. The portfolio turnover rates including mortgage dollar roll transactions were 255.4%, 392.5%, 356.8%, and
      147.0%, for the periods ended March 31, 1995, 1994, 1993, and 1992, respectively.
(d)   Per share amounts have been calculated using weighted average shares outstanding.

                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------


A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder GNMA Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1995, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference

SCUDDER GNMA FUND
--------------------------------------------------------------------------------


between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee, or alternatively, a lower price for the security upon its repurchase.

The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $36,291,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

In addition, from November 1, 1994 through March 31, 1995, the Fund incurred approximately $6,341,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 1996.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. Therefore, the Fund intends to distribute these amounts to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in mortgage backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the six months ended September 30, 1995, purchases and sales of U.S. Government Securities (excluding short-term investments) aggregated $225,580,437 and $278,813,133, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended September 30, 1995 was $247,753,625, respectively.

SCUDDER GNMA FUND
--------------------------------------------------------------------------------


C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended September 30, 1995, the fee pursuant to the Agreement amounted to $1,342,492, which was equivalent to an annualized effective rate of 0.62% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended September 30, 1995, the amount charged to the Fund by SSC aggregated $399,241 of which $78,344 is unpaid at September 30, 1995.

Effective May 9, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1995, the amount charged to the Fund by SFAC aggregated $38,496.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1995, Trustees' fees aggregated $20,210.

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                                       19

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                                       20

OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

Daniel Pierce*
    President and Trustee

David S. Lee*
    Vice President and Trustee

Cuyler W. Findlay*
    Trustee

Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University, College of Business Administration

Jean C. Tempel
    Trustee; General Partner, TL Ventures

David H. Glen*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Robert E. Pruyne*
    Vice President

Kathryn L. Quirk*
    Vice President

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

 For complete information on any of the above Scudder funds, including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send  money.  +A portion of the income  from the tax-free  funds may be subject to federal,  state,  and local taxes.  *Not  available in all states.  +++A no-load variable  annuity  contract  provided by Charter  National Life Insurance  Company and its  affiliate,  offered by
 Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges.  ++For information on Scudder  Treasurers  Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions

                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund

                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans

                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:

                                         Boca Raton                               New York
                                         Boston                                   Portland, OR
                                         Chicago                                  San Diego
                                         Cincinnati                               San Francisco
                                         Los Angeles                              Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

         Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

         Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.